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                                 EXHIBIT 10.20

DUPONT CHEMICAL & ENERGY OPERATIONS


                                 July 24, 2000


Mr. Gerd Stoecker
Executive Vice President
Chief Financial Officer
DuPont Photomasks, Inc.
131 Old Settler's Blvd.
Round Rock, TX  78664

Dear Mr. Stoecker:

DUPONT PHOTOMASKS CREDIT AGREEMENT
----------------------------------

     The transactions described in the form S-3 Registration Statements
(Nos. 333-40148 and 333-40144, respectively) having been successfully completed, it is hereby agreed that the Credit Agreement between DuPont Chemical and Energy Operations, Inc. ("DCEO") and DuPont Photomasks, Inc. ("DPMI") dated as of August 1, 1997, as amended by letter agreement dated March 9, 1999 ("Credit Agreement") is further amended as follows:

     1. The aggregate amount of the credit line is decreased to $100,000,000 from $200,000,000. The Revolving Note dated March 9, 1999 having no outstanding balance as of this date is hereby cancelled and of no further force and effect. The Revolving Note dated August 1, 1997, having no outstanding balance as of this date, is hereby cancelled and of no further force and effect.

     2. The terms and conditions of the Credit Agreement remain in effect, except that DPMI executes and enters into a Revolving Note dated as of July 24, 2000 ("Note Three"), the form of which is attached as Exhibit A.

             Agreed to by:                          Agreed to by:

DCEO                                  DPMI


/s/ Susan M. Stalnecker               /s/ Gerd Stoecker
------------------------              ------------------------
Susan M. Stalnecker                   Gerd Stoecker
President                             Chief Financial Officer

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